UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2009

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-29173	22-3297375
(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(617) 674-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Verenium Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on March 16, 2009 and April 30, 2009. Neither this Report nor the Exhibits hereto reflect any events occurring after March 16, 2009 or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events. Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.

As previously disclosed in the 2008 Form 10-K, in May 2008 the Financial Accounting Standards Board (“FASB”) issued Staff Position (FSP) Accounting Principles Board Opinions (“APB”) No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized. APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in the issuers’ consolidated statement of operations. APB 14-1 is effective for the Company as of January 1, 2009 and early adoption was not permitted. However, once adopted, APB 14-1 requires retrospective application to the terms of instruments as they existed for all periods presented. The adoption of APB 14-1 affects the accounting for the Company’s 8% Senior Convertible Notes issued in February 2008 (“2008 Notes”). The retrospective application of APB 14-1 affects only the year 2008.

The Company has adjusted in Exhibits 99.1, 99.2, and 99.3 to this Report the following financial information contained in the 2008 Form 10-K to reflect the Company’s retrospective application of APB 14-1:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Financial Statements and Supplementary Data.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data (adjusted to reflect the retrospective application of APB 14-1)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of APB 14-1)

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of APB 14-1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Verenium Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

September 18, 2009	By	/s/ James E. Levine
James E. Levine
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By	/s/ Jeffrey G. Black
Jeffrey G. Black
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

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